Phoenix Life and Annuity Variable Universal Life Account

Corporate Edge

Executive Benefit VUL

Supplement to Prospectuses

This supplement should be read with the currently effective prospectuses, along with any supplements to the currently effective prospectuses, for the above listed variable life products.

The section entitled, “Phoenix Life and Annuity Company” is deleted and replaced with the following:

Phoenix Life and Annuity Company

In this prospectus, the “Company,” “we,” “us,” and “our” refers to Phoenix Life and Annuity Company (“PLAC”). PLAC is a Connecticut stock life insurance company and is an indirect, wholly owned subsidiary of The Phoenix Companies. Inc., a Delaware corporation. PLAC was incorporated November 2, 1981. PLAC sells life insurance policies and annuity contracts through affiliated distribution companies and through brokers. PLAC’s executive and administrative office is at One American Row, Hartford, CT 06103-2899.

Obligations under the contracts are obligations of PLAC. You may make contributions to the Guaranteed Interest Account or “GIA”1 which is supported by the assets in our general account. Such contributions are not invested in the Separate Account. The GIA is part of the general account of PLAC (the “General Account”). The General Account supports all insurance and annuity obligations of PLAC and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Account” section below.

Policy Guarantees

Any guarantee under the policy, such as interest credited to the GIA or any guarantees provided by a rider to your variable life policy are paid from our general account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.

Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the policy obligations of their general account to policy owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about Phoenix’s financial strength, including information on our general account portfolio of investments, may be found on our website located under “About Us”/”Financial Strength” along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from PNX and subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2008, may also be found on our website, www.phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling VULA.

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Some policies offer a second guaranteed interest account called the Long-term Guaranteed Interest Account. Any reference to a single guaranteed interest account, for the applicable products, is replaced with the term “guaranteed interest accounts.”

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The section entitled, “The Separate Account”2 is deleted and replaced with the following:

The Separate Account

We established the Separate Account as a separate account on July 1, 1996 in accordance with Connecticut law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the Separate Account’s management, investment practices or policies, or those of Phoenix Life and Annuity Company.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under Connecticut law, these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses, whether or not realized, from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors. The Separate Account has several investment options that invest in underlying mutual funds. Obligations under the policies are obligations of PLAC.

The Separate Account is divided into investment options, each of which is available for allocation of policy value. We determine the value of each investment option’s shares at the end of every valuation day that the New York Stock Exchange (“NYSE”) is open. Each investment option will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio’s investment objective is given in Appendix A.

We do not guarantee the investment performance of the Separate Account or of any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying mutual funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Separate Account invests.

Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.

Valuation Date

A valuation date is every day the New York Stock Exchange is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1.	the NYSE is closed or may have closed early;

2.	the SEC has determined that a state of emergency exists; or

3.	on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).

Performance History

We may choose to include performance history of the investment options or the underlying portfolios in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance.

[2]	For Executive Benefit VUL this section is entitled “Phoenix Life and Annuity Variable Universal Life Account.”

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The section entitled, “Distribution” is deleted and replaced with the following:

Distribution

The Company has appointed PEPCO to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses PEPCO for expenses PEPCO incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). PEPCO does not retain any fees under the policies; however, PEPCO may receive 12b-1 fees from the funds.

PEPCO’s principal executive offices are located at 610 W. Germantown Pike, Suite 460, Plymouth Meeting, PA 19462. PEPCO is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, or FINRA.

PEPCO and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the policy in all jurisdictions where it is licensed to do business and where the policy is approved. The policies are offered on a continuous basis.

Compensation. Broker-dealers having selling agreements with PEPCO and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. We may also pay for sales and distribution expenses out of any payments the Company or PEPCO may receive from the funds for providing administrative, marketing and other support and services to the funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment. We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). In addition, we pay periodic asset-based commission based on all or a portion of the policy value. The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments. To the extent permitted by FINRA rules and other applicable laws and regulations, PEPCO may pay or allow other promotional incentives or payments in the firm of cash or other compensation.

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Preferred Distribution Arrangements. The Company and PEPCO have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called “shelf space” arrangements. Under these arrangements, the Company and PEPCO pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company’s products. The payments are made from the Company’s general assets and they may be significant. The broker- dealer may realize a profit on these payments. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer’s sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company’s products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the policies; total assets attributable to sale of the policies by registered representatives of the broker-dealer firm; the length of time that a policy owner has owned the policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the policies and other variable insurance products offered by the Company or its affiliates. Compensation under these arrangements may be in the form of one-time or periodic lump sum payments. The company and PEPCO have entered into such arrangements with Pierce, Fenner & Smith, Inc., Wachovia Securities, Woodbury Securities, AXA Network, A.G. Edwards & Sons, Inc., FFR Financial and Insurance Services, Crump Group, Inc., Capitas Financial, LLC, CPS Insurance Services, Inc., and Highland Capital Brokerage, Inc.

The following sentence is added to the sections entitled “Surrenders” and “Policy Loans”:

For your protection, we require a signature guarantee for surrenders, partial surrenders/withdrawals, or loans (if your policy provides for loans) over $100,000.

Date: April 1, 2009	Keep this supplement for future reference.

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